MAKING PROGRESS POSSIBLE
Annual Meeting of Stockholders
June 13, 2007
Jim Owens
Chairman & CEO

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Safe Harbor Statement
UNDER THE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements contained in this presentation are forward-looking andinvolve uncertainties that could significantly impact results. Therefore, actual results could differ materially from those projected in the forward-looking statements. The words “believes,” “expects,” “estimates,” “anticipates,” “will  be,” “should” and similar words or expressions identify forward-looking statements made on behalf of Caterpillar. Uncertainties include factors that affect international businesses, as well as matters specific to the company and the markets it serves.
A more complete summary of risks and uncertainties is described in more detail in our 10K filed with the Securities and Exchange Commission on February 23, 2007. We do not undertake to update our forward-looking statements.

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Looking Back
STRONG PERFORMANCE IN 2006
•
4th straight year of double-digit profit growth
•
3rd consecutive year of record sales and profitability
•
Significant new product development
•
Strategic acquisitions, dividend increase, stock repurchase

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Financial Performance
FIVE YEARS OF GROWTH
Sales & Revenues ($B)
Profit Per Share ($)
20
23
30
36
41
43
02
03
04
05
06
07*
1.15
1.56
2.88
4.04
5.17
5.45
02
03
04
05
06
07*
*Midpoint of the outlook

$50B
$40B
$30B
$20B
$10B
$0B
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07*

CATERPILLAR®
TODAY'S WORK. TOMORROW'S WORLD.™

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Historical Performance
SALES & REVENUES GROWTH
1990-2006 Sales & Revenues CAGR = 8%
1990-2006 Profit per Share CAGR = 20%
*Midpoint of the outlook

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Caterpillar Versus the S&P
COMPOUND ANNUAL PROFIT PER SHARE GROWTH
	S&P 500	Caterpillar
20 years through 2006	9%	22%
10 years through 2006	8%	11%
5 years through 2006	27%	35%

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Looking Ahead
WELL-POSITIONED FOR FUTURE SUCCESS
•
Strongest product lineup in history
•
Breadth and diversity of products, services, end markets and geographic footprint
•
Continued investment in capacity and technology
•
Strong cash flow funding growth, pension and benefit plans, dividend increases and stock repurchases
•
Relentless execution of a well-defined strategy

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Weak Industries
•
On-highway Truck Engines
•
U.S. Construction
Near-term Industry Outlook
CONTINUED STRENGTH IN MOST INDUSTRIES WE SERVE
Strong Industries
•
Global Mining
•
Global Oil & Gas
•
Large Infrastructure
•
Construction Outside North America
•
Marine Engines
•
Distributed Power

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Longer-term Trends
POSITIVE FOR CATERPILLAR
•
Past underinvestment – inadequate infrastructure and capital equipment
•
Low inflation and interest rates
•
Good liquidity and less risk of severe financial crises in emerging markets
•
Naturally hedged against currency fluctuations

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Good Economic Growth Expected Worldwide
DRIVING DEMAND FOR OUR PRODUCTS
2.8
3.2
1.9
3.2
6.6
1.0
3.0
2.7
2.7
3.0
6.5
1.6
3.5
2.8
2.9
4.0
6.6
2.7
3.5
3.2
2.8
3.6
6.1
2.5
World
North America
Europe, Africa, Middle East
Latin America
Asia Pacific
Japan
1990 - 1999
2000 - 2006
2007-2010
2011-2015

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Commodity Prices
GENERALLY POSITIVE FOR INVESTMENT
77
63
66
47
40
41
Crude Oil
Coal
15.00
4.00
7.50
3.35
4.50
1.30
Natural Gas
Copper
Maximum Price
Estimated threshold for new investment
Recent Price

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
	2006 Actual	2007 Outlook	2010 Goal
Sales & Revenues	$41.5B	$42B - $44B	$50B*
Profit per Share	$5.17	$5.30 - $5.80	15-20% CAGR
* Plausible range of $45B to $60B
2007 Outlook & 2010 Goals
HIGH EXPECTATIONS

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
VISION
2020
STRATEGIC GOALS
People
CRITICAL SUCCESS FACTORS
TROUGH
Our Values in Action – INTEGRITY, EXCELLENCE, TEAMWORK, COMMITMENT
WORLDWIDE CODE OF CONDUCT
ENTERPRISE
STRATEGIC AREAS
OF IMPROVEMENT
STRATEGIC PROFILE
Performance
Products & Process
New Product Introduction
Order-to-Delivery
Encoding 6 Sigma
Sustainable Development
Growth Beyond Core
Profitable Growth
Enterprise Strategy
FOCUS ON EXECUTION
•
Safety
•
Quality
•
Velocity
Caterpillar
Production
System
PEOPLE
PRODUCT
QUALILTY
VELOCITY
DISTRIBUTION
CHINA

10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
YTD

CATERPILLAR®
TODAY'S WORK. TOMORROW'S WORLD.™

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
86% improvement in lost-time cases
75% improvement in recordable injuries
Employee Safety
ENCOURAGING PROGRESS
•
More than 20,000 recordable injures avoided
•
80% of facilities have 2 or fewer injuries this year

ENDLESS
CATERPILLAR

USCAP
United States
Climate Action
Partnership

CATERPILLAR®
TODAY'S WORK. TOMORROW'S WORLD.™

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Sustainable Development
ENDLESS CHALLENGES & OPPORTUNITIES
•
Improving our own energy efficiency
•
Dramatically reducing product emissions
•
Growing our remanufacturing business
•
Pursuing the use of alternative /
renewable fuels
•
Advocating economically and
environmentally responsible policies

CAT
CAT
CAT

CATERPILLAR®

TODAY'S WORK. TOMORROW'S WORLD.™

CATERPILLAR: CONFIDENTIAL GREEN

2007 ANNUAL MEETING OF STOCKHOLDERS
Caterpillar is Ready!
GLOBAL LEADERSHIP
•
Best products, brands, manufacturing footprint, distribution and product support network, value proposition, technology, people…
•
Extraordinarily well positioned to compete and win in the global economy